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                                  AMENDMENT TO
                        SPLIT DOLLAR INSURANCE AGREEMENT

      AMENDMENT NO. 1, dated as of December ___, 1999, to the Split Dollar Insurance Agreement dated , 1993, between QUAKER FABRIC CORPORATION OF FALL RIVER, a corporation duly organized and existing under the laws of Massachusetts (the "Corporation"), and _____________ (the "Employee").

                              W I T N E S S E T H:

      WHEREAS, the Corporation and the Employee entered into a Split Dollar Insurance Agreement (the "Agreement") to assist the Employee in providing protection for the beneficiaries of his choice in the event of the Employee's death;

      WHEREAS, the Corporation has applied for, and is the owner of, New England Variable Life Insurance Company insurance policy no. ________ with a guaranteed minimum death benefit of $___________ (the "Policy"), which policy insures the life of the Employee;

      WHEREAS, the Corporation has assigned its entire interest in the Policy to the Quaker Fabric Corporation Deferred Compensation Trust (the "Trust") pursuant to the Trust Agreement by and between the Company and State Street Bank and Trust Company, as Trustee (the "Trust Agreement") under the Quaker Fabric Corporation Deferred Compensation Plan (the "Deferred Compensation Plan"), for the purpose of accumulating the amounts needed to pay benefits under the Deferred Compensation Plan; and

      WHEREAS, the parties wish to amend certain of the terms of the Agreement as set forth in this Amendment.

      NOW, THEREFORE, the Company, the Trust and the Employee agree as follows:

      1. The last sentence of Section 1.2 of the Agreement is hereby amended to read as follows:

            "If the Employee terminates employment with the Corporation for any reason other than death or Disability (as defined herein), the Trust shall then automatically and immediately become the sole beneficiary of the Policy."

      2. Section 1.2 of the Agreement is hereby further amended by adding the following language to the end thereof:


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            " 'Disability' shall mean the Employee's disability pursuant to the
            Corporation's Long-term Disability Plan (the "LTD Plan"), provided that the Employee is eligible for, and receiving benefits under, the LTD Plan."

      3. Section 1.3 of the Agreement is hereby amended in its entirety to read as follows:

            "The Trust shall be the beneficiary of the Policy in an amount equal to the Policy's aggregate net cash surrender value, as calculated immediately prior to the Employee's death, with respect to any death benefit payable under Article III hereof; and an amount equal to the aggregate death benefit of the Policy less the aggregate net cash surrender value paid to the Trust (the "Excess Death Benefit") shall be paid directly to the beneficiary(ies) designated by the Employee."

      4. Section 3.1 of the Agreement is hereby amended in its entirety to read as follows:

            "In the event of the Employee's death while he is either employed by the Corporation or Disabled, the Trust shall be the beneficiary of the Policy in an amount equal to the Policy's aggregate net cash surrender value, as calculated immediately prior to the Employee's death; and an amount equal to the Excess Death Benefit (as defined in Section 1.3) shall be paid directly to the beneficiary(ies) designated by the Employee. In the event of the death of the Employee before he designates a beneficiary or if all named beneficiaries are deceased, such Excess Death Benefit shall be paid directly to the Employee's estate."

      5. Section 5.1 of the Agreement is hereby amended by adding the following sentence to the end thereof:

            "In the event of a Change in Control (as defined in Exhibit A), this Agreement shall remain in full force and effect and shall not be extinguished until all obligations to the Employee under the Deferred Compensation Plan are fully satisfied in accordance with the provisions thereunder; and this Agreement shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees."


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                          QUAKER FABRIC CORPORATION

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________


                                          STATE STREET BANK AND
                                            TRUST COMPANY

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________


                                          Employee: ____________________________

                                          Address: _____________________________

                                          ______________________________________


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                                    EXHIBIT A

            A "Change in Control" shall mean the occurrence of any of the following:

            (i) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or its subsidiaries (including any trustee of any such plan acting in his capacity as trustee), and Nortex Holdings, Inc, Larry A. Liebenow (or his estate, beneficiaries or heirs) and any Affiliate (as such term is defined in Rule 12b-2 of the Exchange Act) of Larry A. Liebenow, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing twenty-five percent (25%) of the total combined voting power of the Company's then outstanding securities;

            (ii) the merger, consolidation or other business combination of the Company (a "Transaction"), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person other than Nortex Holdings, Inc., Larry A. Liebenow (or his estate, beneficiaries or heirs) or any Affiliate of Larry A. Liebenow is the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

            (iii) during any period of two (2) consecutive years beginning on or after the date hereof, the persons who were members of the Board immediately before the beginning of such period (the "Incumbent Directors") ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least a majority of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

            (iv) the approval by the stockholders of the Company of an agreement for the sale of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to Nortex Holdings, Inc., or Larry Liebenow (or his estate, beneficiaries or heirs) or to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company or Nortex Holdings, Inc. at the time of such sale.


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